UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008 (June 29, 2007)

KANDI TECHNOLOGIES, CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-123735	87-0700927
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86 - 0579) 82239700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends the Form 8-K of Kandi Technologies Corp. (formerly Stone Mountain Resources, Inc.) (the “Company”), dated July 6, 2007 as follows:

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Fiscal Year

In connection with the Share Exchange Agreement, dated as of June 29, 2007, by and among the Company, Continental Development Limited (“Continental”) and Excelvantage Group Limited, the Company has elected to change its fiscal year end from March 31 to December 31 in order to adopt the fiscal year end of Continental’s wholly owned subsidiary, Zhejiang Kandi Vehicle Co., Ltd. Because of the timing, no transitional report will be filed. Instead, the Company will file the required Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 on or before March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2008

KANDI TECHNOLOGIES, CORP.

By:  /s/ Hu Xiaoming

Name:  Hu Xiaoming
Title:    President and CEO